Acquisition of Constellium-Bowling Green	6 Months Ended
Jun. 30, 2019
Text block [abstract]
Acquisition of Constellium-Bowling Green

NOTE 3 - ACQUISITION OF CONSTELLIUM BOWLING GREEN

The acquisition of 49% of Constellium-UACJ ABS LLC was completed on January 10, 2019, strengthening our position in the North American Auto Body Sheet market. The entity was renamed Constellium Bowling Green and is fully consolidated in 2019.

Constellium is estimating, on a preliminary basis, the provisional fair values as of January 10, 2019 of the assets acquired and liabilities assumed. These estimated fair values are subject to change, for a maximum 12-month period from the acquisition date, based upon management’s final determination of the assets acquired and liabilities assumed.

The following table reflects the goodwill arising as a result of the preliminary allocation of purchase price to the Bowling Green assets acquired and liabilities assumed as of January 10, 2019:

Estimated Fair
(in millions of Euros)	Value
Cash and cash equivalents	4
Trade receivables and other	49
Inventories	74
Property, plant and equipment	165
Deferred tax assets	1
Trade payables and other	(43)
Borrowings	(75)

Net asset acquired at fair value	175

Preliminary Goodwill	22

Total Consideration	197

Total consideration includes €87 million of cash consideration paid for the 49% stake in Constellium-UACJ ABS LLC, €72 million for the fair value of Constellium’s previously held interest in Constellium-UACJ ABS LLC and €38 million of preexisting trade receivables with Constellium-UACJ ABS LLC.

Property, plant and equipment, Inventories, Provisions and Borrowings have been remeasured at fair value. The €22 million of goodwill is the result of expected synergies and will be amortized over 15 years for tax purposes.

Considering the industries served, its major customers and product lines, Bowling Green and its related assets and liabilities are included in the Packaging and Automotive Rolled Products (P&ARP) operating segment.

Acquisition costs were recognized as expenses in Other gains / (losses) – net in the Unaudited Interim Consolidated Income Statement (€1 million in 2019).